UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                    --------
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 7, 2003

                       DIGITAL COURIER TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

  Delaware                               0-20771               87-0461586
------------------------------         -----------          ----------------
(State or other jurisdiction of (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


           348 East 6400 South, Suite 220, Salt Lake City, Utah 84107
         ---------------------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 266-5390
                                                    ---------------

                                       N/A
                  --------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

ITEM 5. Other Events and Regulation FD Disclosure.

On May 7, 2003, the Registrant announced that a 1-for-100 reverse split of its common stock will take effect at the commencement of trading on Thursday, May 8, 2003. Starting May 8, 2003, the Registrant's stock will trade under the symbol "TNXS". On May 8, 2003, the Registrant will also change its name to TransAxis, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibit No.     Description
-----------     -----------

   99.1 Press release dated as of May 7, 2003 announcing reverse stock split and name change.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 7, 2003

DIGITAL COURIER TECHNOLOGIES, INC.



By:   /s/Lynn J. Langford
--------------------------------
         Lynn J. Langford
         Chief Financial Officer









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